MERGER (Details)	12 Months Ended
Dec. 31, 2022 USD ($)
MERGER
Fair Value of shares of Common Stock Issued	$ 3,369,371
Fair Value of Series B Convertible Preferred Stock issued at closing	18,212,960
Total fair value of consideration transferred	21,582,331
Tangible assets acquired	0
Accounts payable assumed	(150,000)
Total identifiable net assets	(150,000)
IPR&D expense recognized	21,732,331
Total fair value of consideration	$ 21,582,331